Exhibit 32.1


                                IDI Global, Inc.

                        CERTIFICATION OF PERIODIC REPORT
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                             18 U.S.C. Section 1350

The undersigned executive officers of IDI Global, Inc. (the "Company") certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

1. the quarterly report on Form 10-QSB of the Company for the quarter ended June 30, 2005, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: August 15, 2005         /s/ Kevin R. Griffith
                              Kevin R. Griffith
                              Chief Executive Officer




Date: August 15, 2005         /s/ Steven D. Weatherly
                              Steven D. Weatherly
                              Principal Financial Officer